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                                                                    EXHIBIT 99.6

                                   CORAM, INC.

                          AMENDED AND RESTATED BYLAWS
                   (AMENDED AND RESTATED ON DECEMBER 31, 2002)

                                   ARTICLE 1
                                    OFFICES

                  Section 1.1 Registered Office. The Corporation shall maintain in the State of Delaware a registered office that may, but need not be, the same as its place of business, and a registered agent whose business office is identical with such registered office.

                  Section 1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the business of the Corporation may require.

                                    ARTICLE 2
                                      STOCK

                  Section 2.1 Form of Stock Certificates. Stock shall be represented by certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the rights, powers, designations, preferences and other relative rights of each class of stock or each series of each class of stock shall be set forth in full or summarized on the face or back of the certificates; provided, that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirement, there may be set forth on the face or back of the certificates a statement that the Corporation will furnish without charge to each stockholder, who so requests, the rights, powers, designations, preferences and other relative rights of each class of stock or each series of each class of stock.

                  Section 2.1.1 Signing of Certificates. Certificates representing stock of the Corporation shall be signed by the appropriate officers and may be sealed with the seal or a facsimile of the seal of the Corporation.

                  Section 2.1.2 Identification of Stockholders. The name and address of each stockholder, the number and class of stock held and the date on which the stock was issued shall be entered on the books of the Corporation. The person in whose name stock stands on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

                  Section 2.2 Lost, Stolen or Destroyed Certificates. If a certificate representing stock has been lost, stolen or destroyed, the Board of Directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon satisfaction of any conditions or requirements it may impose.

                  Section 2.3 Transfers of Stock. Transfers of stock of the Corporation shall be recorded on the books of the Corporation.



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                                    ARTICLE 3
                                  STOCKHOLDERS

                  Section 3.1 Annual Meeting. Subject to Section 3.11, the annual meeting of the stockholders for the election of directors and the transaction of any other proper business shall be held at such date and time as the Board of Directors shall determine.

                  Section 3.2 Special Meetings. Subject to Section 3.11, a special meeting of the stockholders may be called by the Chairman of the Board of Directors or the President, or by the Board of Directors or by the stockholders of the Corporation holding at least fifty percent (50%) of the combined voting power of the then outstanding shares of the Corporation's stock entitled to vote at such meeting (voting as a single class).

                  Section 3.3 Place of Meeting. The Board of Directors may designate any place as the place of meeting for any annual or special meeting of the stockholders. In the absence of such designation, the place of meeting shall be the principal place of business of the Corporation.

                  Section 3.4 Notice of Meetings. For all meetings of stockholders, a written notice of the meeting shall be delivered to each stockholder of record entitled to vote at such meeting, which notice shall state the place, date and hour of the meeting. For all special meetings and when and as otherwise required by law, the notice shall state the purpose or purposes of the meeting. The notice of the meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice shall be deemed to have been delivered when sent by registered mail or by confirmed telex or telecopy, directed to the stockholder at his or her address as it appears in the records of the Corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken and the adjournment is for not more than thirty (30) days, unless otherwise required by law.

                  Section 3.5 Quorum. The holders of a majority of the outstanding stock of the Corporation entitled to vote on a matter, present in person or represented by proxy, shall be necessary to constitute a quorum for consideration of such matter at any meeting of the stockholders unless a greater or lesser number is required by the Certificate of Incorporation. At any adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting, unless otherwise required by law. Withdrawal of stockholders from any meeting shall not cause failure of a duly constituted quorum at a meeting, unless otherwise required by law. If a quorum shall fail to attend any meeting, the Chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place and time.

                  Section 3.6 Manner of Acting. The affirmative vote of a majority of the stock represented at a meeting and entitled to vote on a matter at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number or voting by class is required by law or the Certificate of Incorporation. Each stockholder shall have the number of votes for every share of stock entitled to vote which is registered in his name on the record date for the


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meeting as provided by the rights of such shares, except as otherwise provided herein or required by law.

                  Section 3.7 Fixing of Record Date. If no record date is fixed for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the close of business on the day before the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. If a record date is specifically set for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten
(10) days immediately preceding such meeting or such action. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

                  Section 3.8 Proxies. A stockholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so appointed. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. An appointment of a proxy is revocable by the stockholder unless the appointment form states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.

                  Section 3.9 Consent of Stockholders in Lieu of Meeting. Subject to Section 3.11, any action required to be taken, or which may be taken, at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  Section 3.10 Notice to Stockholders Not Consenting. Prompt notice of the taking of corporate action without a meeting by less than unanimous consent shall be given in writing to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any Section of the General Corporation Law of the State of Delaware if such action had been voted on by the stockholders at a meeting thereof, the certificate filed under such other Section shall state, in lieu of any statement required by such Section concerning any vote of stockholders, that written consent has been given in accordance with the provisions of said Section and that written notice to non-consenting stockholders has been given as provided in this Bylaw.

                  Section 3.11 Special CHC Board Approval. Prior to the giving of a notice for a stockholders meeting, or the distribution of a stockholders written consent, of the Corporation, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of the Corporation or the rights of any stockholder, director


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or other person to appoint or remove any of the members of the Board of
Directors of the Corporation, (b) the appointment, removal or termination of office of any of the members of the Board of Directors of the Corporation, or
(c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation and bylaws of the Corporation or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation, such stockholders meeting or stockholders written consent, must be approved in writing by a majority of the independent members of the Board of Directors of Coram Healthcare Corporation ("CHC") prior to the giving of a notice for such stockholders meeting or the distribution of such stockholders written consent.

                                    ARTICLE 4
                                    DIRECTORS

                  Section 4.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

                  Section 4.2 Number, Tenure and Resignation. The authorized number of directors of the Corporation shall be not less than two (2) nor more than seven (7) (of which the holders of the Series A Preferred Stock of the Corporation shall be entitled to elect up to a number of directors that constitutes less than half of the total directors, but such number shall not be more than two (2) during such time that any shares of the Series A Preferred Stock are outstanding prior to a Triggering Event), and such number may be changed from time to time within such specified limit by a duly adopted resolution of the Board of Directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director (unless such decrease results in the holders of the Series A Preferred Stock having elected half or more of the directors of the Corporation in which case the term of one or more of the directors elected by the holders of the Series A Preferred Stock shall be immediately terminated in order to bring the number of directors of the Corporation elected by the holders of the Series A Preferred Stock to less than half of the total directors of the Corporation). The directors of the Corporation shall be elected by a plurality vote of the shares of the Corporation's stock represented in person or by proxy at the annual meeting of the stockholders and entitled to vote on the election of directors of the Corporation. Each director shall hold office until the last to occur of the next annual meeting of stockholders or until his successor shall have been elected and qualified, or until his earlier written resignation or removal in the manner herein provided. A director may resign at any time by written notice to the Board of Directors, its Chairman, the President or the Secretary. The resignation is effective on the date it bears, or its designated effective date. For purposes of these Bylaws, "Triggering Event" means, at any time (from and after April 13, 2002), the earliest to occur of the following:

                  (i) a plan of reorganization for the Corporation and/or CHC is substantially consummated (as defined in 11 U.S.C. Section 1101(2));

                  (ii) the giving of a notice for a stockholders meeting (other than a stockholders meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board of Directors and/or as the Chief Executive Officer of CHC), or the distribution of a stockholders written consent, of either the Corporation or CHC (provided that, with respect to a stockholders meeting or a stockholders written consent


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         of the Corporation, such stockholders meeting or stockholders written consent has been approved in writing by a majority of the independent members of the Board of Directors of CHC prior to the giving of a notice for such stockholders meeting or the distribution of such stockholders written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC, or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or bylaws of the Corporation or CHC, or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation;

                  (iii) the giving of a notice for a meeting of the Board of Directors (other than a Board of Directors meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board of Directors and/or as the Chief Executive Officer of CHC), or the distribution of a written consent of the Board of Directors, of either the Corporation or CHC (provided, that, with respect to a Board of Directors meeting or a Board of Directors written consent of the Corporation, such Board of Directors meeting or Board of Directors written consent has been approved in writing by a majority of the independent members of the Board of Directors of CHC prior to the giving of a notice for such Board of Directors meeting or the distribution of such Board of Directors written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or bylaws of the Corporation or CHC, or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation; and

                  (iv) entry of an order of a court of competent jurisdiction (other than an order resulting from a motion of Cerberus Partners, L.P., Foothill Capital Corporation, Goldman, Sachs & Co. or any of their Affiliates) compelling a stockholders meeting or a Board of Directors meeting of the Corporation or CHC, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of either the Corporation or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Corporation or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Corporation or CHC or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or the bylaws of the Corporation or CHC or the Second Amended and Restated Certificate of Designation or the Series B Certificate of Designation.

                  Section 4.3 Quorum and Manner of Acting. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business at any meeting of the Board of Directors. If a quorum shall fail to attend any meeting, the Chairman of the


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meeting or a majority of the directors who are present at the meeting may adjourn the meeting to another place and time.

                  Section 4.4 Manner of Acting. The act of a majority of the directors shall be the act of the Board of Directors, unless the act of a greater number is required by law or these Bylaws.

                  Section 4.5 Vacancies. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of stockholders called for that purpose. The Board of Directors may appoint a director to fill a vacancy at any regular or special meeting of the Board of Directors to hold office until a meeting of stockholders is held. A director elected by the stockholders to fill a vacancy shall hold office for the balance of the term for which he or she was elected.

                  Section 4.6 Removal of Directors. One or more of the directors may be removed, with or without cause, at a meeting of stockholders, by the affirmative vote of the holders of a majority of the outstanding stock then entitled to vote at an election of directors. No director shall be removed at a meeting of stockholders unless the notice of such meeting shall state that a purpose of the meeting is to vote upon the removal of one or more directors named in the notice. Only the named director or directors may be removed at such meeting.

                  Section 4.7 Regular Meetings. Subject to Section 4.14, a regular meeting of the Board of Directors shall be held without other notice than this Bylaw, immediately after, and, at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the place, date and hour for the holding of additional regular meetings of the Board of Directors, without other notice than such resolution.

                  Section 4.8 Special Meetings. Subject to Section 4.14, special meetings of the Board of Directors may be called by or at the request of the President or a majority of the directors.

                  Section 4.9 Notice. Notice of any special meeting shall be given to each director at least ten (10) days prior to the meeting by written notice directed to each director at his or her place of business. Such notice shall be deemed to have been delivered when sent by registered mail, or by confirmed telex or telecopy, to each director at his or her business address. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 4.10 Committees. A majority of the directors by resolution may designate one or more committees, with any lawfully delegable power and authority, and appoint members of the Board of Directors to serve on the committee or committees. Each committee shall have one or more members, who serve at the pleasure of the Board of Directors. Each


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Committee may determine the procedural rules for meeting and conducting business and shall act in accord therewith, except as otherwise provided herein or by law.

                  Section 4.11 Consent in Lieu of Meeting. Subject to Section 4.14, any action required by the General Corporation law of the State of Delaware to be taken at a meeting of the Board of Directors or any other action which may be taken at a meeting of the Board of Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all members of such committee, as the case may be, entitled to vote with respect thereto.

                  Section 4.12 Meeting by Conference Telephone. Members of the Board of Directors or any committee designated by such Board of Directors may participate in and act at any meeting of the Board of Directors or committee by means of conference telephone or other similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant hereto shall constitute presence in person at such meeting.

                  Section 4.13 Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

                  Section 4.14 Special CHC Board Approval. Prior to the giving of a notice for a Board of Directors meeting, or the distribution of a Board of Directors written consent, of the Corporation, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the Board of Directors of the Corporation or the rights of any stockholder, director or other person to appoint or remove any of the members of the Board of Directors of the Corporation, (b) the appointment, removal or termination of office of any of the members of the Board of Directors of the Corporation, or
(c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation, the bylaws of the Corporation, the Amended and Restated Certificate of Designation or the Series B Certificate of Designation, such Board of Directors meeting or Board of Directors written consent, must be approved in writing by a majority of the independent members of the Board of Directors of CHC prior to the giving of a notice for such Board of Directors meeting or the distribution of such Board of Directors written consent.

                  Section 4.15 Amended and Restated Certificate of Designation. The Corporation filed a Certificate of Designation for Series A Preferred Stock with the Delaware Secretary of State on December 29, 2000, which has been amended by the Certificate of Amendment of Certificate of Designation filed with the Delaware Secretary of State on December 31, 2001 and by the Second Certificate of Amendment of Certificate of Designation filed with the Delaware Secretary of State on December 31, 2002 (the "Amended and Restated Certificate of Designation"). To the extent that these Bylaws conflict in any manner with
Section 5 of the Amended and Restated Certificate of Designation, Section 5 of the Amended and Restated Certificate of Designation shall govern and prevail.


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                  Section 4.16 Series B Certificate of Designation. The
Corporation filed a Certificate of Designation for Series B Cumulative Preferred Stock with the Delaware Secretary of State on December 31, 2002 (the "Series B Certificate of Designation"). To the extent that these Bylaws conflict in any manner with Section 5 of the Series B Certificate of Designation, Section 5 of the Series B Certificate of Designation shall govern and prevail.

                                    ARTICLE 5
                                    OFFICERS

                  Section 5.1 Number. The officers of the Corporation may be a Chairman of the Board, President, one or more Vice Presidents, which may be Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, a Secretary, a Chief Financial Officer, a Treasurer, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be elected in accordance with the provisions of this Article 5.

                  Section 5.2 Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders, unless the authority to elect any officers is delegated herein. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as reasonably practicable. Subject to the provisions set forth in this Article 5, each officer shall hold office until the last to occur of the next annual meeting of the Board of Directors or until his successor is duly elected and has qualified. Election of an officer shall not, of itself, create contract rights.

                  Section 5.3 Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  Section 5.4 Vacancies; New Offices. A vacancy occurring in any office may be filled and new offices may be created and filled, at any time, by the Board of Directors.

                  Section 5.5 Chairman of the Board. The Board of Directors may, from time to time, appoint a Chairman, who shall preside at all meetings of the stockholders and of the Board of Directors.

                  Section 5.6 President. The President shall be the chief executive officer of the Corporation. He or she shall be in charge of the day to day business and affairs of the Corporation, subject to the direction and control of the Board of Directors. In the absence of the Chairman of the Board, he or she shall preside at all meetings of the Board of Directors. He or she shall have the power to appoint such agents and employees as in his or her judgment may be necessary or proper for the transaction of the business of the Corporation. He or she may sign, on behalf of the Corporation, stock certificates, deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed. He or she may vote on behalf of the Corporation, by proxy or otherwise, all securities which the Corporation is entitled to vote, and, in general, shall perform all duties incident to the office of President and such other duties as from time to time may be prescribed by the Board of Directors. The President shall exercise the authority of the Board of Directors to elect a Treasurer and one or more Vice


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Presidents, except that the President shall not exercise the authority of the
Board of Directors to elect any Executive Vice President or Senior Vice
President.

                  Section 5.7 Vice President(s). The Vice President, or in the event more than one Vice President is elected, each of the Vice Presidents (whether an Executive Vice President, Senior Vice President or Vice President), shall assist the President in the discharge of his or her duties as the President may direct, and shall perform such other duties as from time to time may be assigned to him or her (or them) by the President or the Board of Directors. In the absence of the President or in the event of his inability or refusal to act, the President's duties shall be performed, and the President's authority shall be exercised, by the following officers in the following order:
Executive Vice President, if elected; Senior Vice President, if elected; Vice President, if elected (or if more than one is elected, in the order of their election).

                  Section 5.8 Chief Financial Officer. The Chief Financial Officer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors; have charge of and be responsible for the maintenance of adequate books of account for the Corporation; and, in general perform all duties incident to the office of Chief Financial Officer and such other duties not inconsistent with these Bylaws as from time to time may be assigned to him by the President, or the Board of Directors. The Chief Financial Officer shall exercise the authority of the Board of Directors to elect a Treasurer.

                  Section 5.9 Treasurer. The Treasurer shall assist the Chief Financial Officer in the discharge of his or her duties as the Chief Financial Officer may direct, and shall perform such other duties as from time to time may be assigned to him or her by the Chief Financial Officer, President or the Board of Directors. In the absence of the Chief Financial Officer, or in the event of his inability or refusal to act, the Treasurer shall perform the duties and exercise the authority of the Chief Financial Officer.

                  Section 5.10 Secretary. The Secretary shall keep the minutes of the stockholders' and the Board of Directors' meetings; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and for the seal of the Corporation; keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; sign with the President, or other authorized officer, stock certificates of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors, and any contracts, deeds, mortgages, bonds or other instruments which the Board of Directors has authorized to be executed, according to the requirements of the form of the instrument; have general charge of the stock transfer books of the Corporation; and, in general perform all duties incident to the office of Secretary and such other duties not inconsistent with these Bylaws as from time to time may be assigned to him or her by the President or the Board of Directors.

                  Section 5.11 Assistant Treasurers and Assistant Secretaries. The Board of Directors may elect one or more Assistant Treasurers and Assistant Secretaries. In the absence of the Treasurer or Chief Financial Officer, or in the event of his inability or refusal to act, the


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Assistant Treasurer(s), in the order of their election, shall perform the duties and exercise the authority of the Treasurer or Chief Financial Officer. In the absence of the Secretary, or in the event of his inability or refusal to act, the Assistant Secretary(ies), in the order of their election, shall perform the duties and exercise the authority of the Secretary. The Assistant Treasurer(s) shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Treasurer(s) and Assistant Secretary(ies), in general, shall perform such other duties not inconsistent with these Bylaws as shall be assigned to them by the Treasurer (or Chief Financial Officer) or the Secretary, respectively, or by the President or the Board of Directors.

                  Section 5.12 Compensation. The compensation of the officers shall be fixed from time to time by the Board of Directors. No officers shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation. All compensation shall be reasonable and solely for services rendered to the Corporation.

                                   ARTICLE 6
                                 FISCAL MATTERS

                  Section 6.1 Fiscal Year. The fiscal year of the Corporation shall end on December 31st or on such other date as may be fixed by resolution of the Board of Directors.

                  Section 6.2 Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances.

                  Section 6.3 Loans and Indebtedness. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

                  Section 6.4 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation as the Board of Directors shall from time to time designate.

                  Section 6.5 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other deposits as the Board of Directors may select.

                                    ARTICLE 7
                                     GENERAL

                  Section 7.1 Dividends and Distributions. The Board of Directors, may from time to time declare or otherwise authorize and the Corporation may pay, dividends or other distributions on its outstanding stock in the manner and upon the terms, conditions and limitations provided by law or the Certificate of Incorporation (including without limitation any Certificate of Designation).


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                  Section 7.2 Corporate Seal. The Board of Directors may provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware."
The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                  Section 7.3 Headings. Article or section headings are inserted herein only for convenience of reference and shall not be considered in the construction of any provision hereof.

                  Section 7.4 Amendment. These Bylaws may be amended, suspended or repealed in a manner consistent with law at any regular or special meeting of the Board of Directors by vote of a majority of the entire Board or at any stockholders meeting called and maintained in accordance herewith. Such amendment, suspension or repeal may evidence by resolution or otherwise as the Board may deem appropriate.

                  Section 7.5 Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account, information, statements or other records of the corporation, including reports made to the corporation by any of its directors, officers, employees or counsel, by an independent certified public accountant, or by an appraiser selected with reasonable care. An action shall not be considered taken in good faith if the director, committee member or officer has knowledge concerning the matter in question that would cause his reliance to be unwarranted.

                                    ARTICLE 8
          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

                  Section 8.1 Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article 8) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in


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(including on appeal), or preparing for any of the foregoing in, any Proceeding
(hereinafter "Expenses"); provided, however, that, except as provided in Section
8.3 of this Article 8, the Corporation shall indemnify any such Agent seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Corporation's Board of Directors. The right to indemnification conferred in this
Article 8 shall be a contract right.

                  Section 8.2 Authority to Advance Expenses. Expenses incurred by an officer or director in defending a Proceeding (whether the basis of the Proceeding is an alleged action in an official capacity or in any other capacity while serving as a director or officer, including, without limitation, service to an employee benefit plan) shall be paid by the Corporation in advance of the final disposition of such Proceeding, provided, however, that such Expenses incurred by a director or officer in his capacity as a director or officer shall be advanced only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 8 or otherwise. Expenses incurred by other Agents of the Corporation may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the Corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

                  Section 8.3 Right of Claimant to Bring Suit. If a claim under
Section 8.1 or 8.2 of this Article 8 is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. The burden of proof of such proceeding shall be on the claimant to establish that such claimant is entitled to be indemnified under this Article 8. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

                  Section 8.4 Provisions Nonexclusive. The rights conferred on any person by this Article 8 shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding, such office. To the extent that any provision of


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the Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence.

                  Section 8.5 Authority to Insure. The Corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the Corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article 8.

                  Section 8.6 Survival of Rights. The rights provided by this
Article 8 shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                  Section 8.7 Settlement of Claims. The Corporation shall not be liable to indemnify any Agent under this Article 8: (a) for any amounts paid in settlement of any action or claim effected without the Corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

                  Section 8.8 Effect of Amendment. Any amendment, repeal, or modification of this Article 8 shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification. This Section 8.8 shall not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is made in accordance with Section 7.4 hereof.

                  Section 8.9 Subrogation. In the event of payment under this
Article 8, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

                  Section 8.10 No Duplication of Payments. The Corporation shall not be liable under this Article 8 to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                    ARTICLE 9
                                     NOTICES

                  Section 9.1 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent, shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, by sending such notice by Federal Express or similar overnight courier, by sending such notice by prepaid telegram or mailgram or by sending such notice by telecopy or similar facsimile transmission. Any such notice shall be addressed to such stockholder, director, officer, employee, or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails, by overnight


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courier, by telegram or mailgram, or by telecopy or similar facsimile shall be the time of the giving of the notice.

                  Section 9.2 Waiver of Notice. Whenever any notice whatever is required to be given by law, the Certificate of Incorporation or under the provisions of these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at a meeting, whether of directors, stockholders or any other kind, by the person or persons entitled to such notice shall constitute waiver thereof, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business nor the purpose of any meeting need be specified in such a waiver.



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